speed commerce

NASDAQ: SPDC

Safe Harbor

speed commerce
NASDAQ: SPDC

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the company's forward-looking statements. The company's forward-looking statements are also subject to risks and uncertainties which can affect its performance in both the near-and long-term. The company identifies the principal risks and uncertainties that affect its performance in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

Speed Commerce at a Glance

speed commerce
NASDAQ: SPDC

- Single source provider of e-commerce services & distribution solutions
- **What makes us unique?** We handle it ***all***, from website development & hosting, to warehousing, e-commerce & retail fulfillment, customer service, marketing, support & logistics
- **Customers include:** leading global retailers & manufacturers in the apparel, communications, consumer products, consumer electronics & accessories (CE&A) & software industries
- **TTM Q2 FY-14:** revenue of $507M & adj. EBITDA of $15M[1]
- Headquartered in Dallas, TX & founded in 1983


MasterCard
AMEX
HOT ITEM
speed commerce
Full-Service Platform

Note: Fiscal year ends Mar 31.

1) Please see appendix for use of non-GAAP information.

Evolution of Speed Commerce

speed commerce
NASDAQ: SPDC

Pre- 2011	2011-2012	2013
Leading distributor of software & home entertainment products	**Richard Willis** joined as CEO (2011)	**Relocated** corporate headquarters to Dallas & rationalized Minn. distribution facility
Added software publishing & content creation via **multiple acquisitions**	**Refocused business to e-commerce & fast-growing distribution segments**	Expanded Columbus & Canadian distribution centers
IPO/Nasdaq listing (1993)	**Sold** FUNimation (2011)	Changed name from Navarre to Speed Commerce
Sold independent music distribution business (2007)	**Restructuring & expense reduction plan initiated** (2011)	**Integrated** SpeedFC
Opened **Canadian** distribution facility (2010)	**Acquired SpeedFC,** end-to-end e-commerce service provider (2012)	Joined **Russell** 3000 & Global Indexes
		Terry Tuttle joined as CFO; Jyoti Lynch as CIO
		Successfully installed automated sortation equipment in Columbus distribution center

We Address the Trends in Large & Growing Markets

speed commerce
NASDAQ: SPDC

- Total annualized U.S. retail sales topped **$4.4T** in Q4 2012, **up 4%** y/y growth vs. prior year[1]
- U.S. e-commerce spending topped **$59.5B** in Q4 2012, **up 16%** vs. year ago[1]
  - **14th** consecutive quarter of y/y growth
  - **13th** consecutive quarter of double-digit growth
- Top-performing online product categories[2]:
  - Apparel & Accessories
  - Computer Software
  - Sport & Fitness
- Each category grew at least 19% vs. year-ago[2] (our top 10 vendors each grew revenues by double-digits)
- **Indications are positive for CY Q4:** retail e-commerce holiday sales in the U.S. will rise ~15% in 2013[3]

U.S. E-Commerce Spending Projected to Increase 93% by 2017[4]



$226B
$259B
$297B
$339B
$385B
$434B
2012
2013E
2014E
2015E
2016E
2017E

1) U.S. Census Bureau News, Quarterly E-commerce Sales, Feb 2013.
2) comScore, Aug 2013.
3) eMarketer, Sep 2013.
4) eMarketer, Apr 2013. Compared to 2012 data.

Business Overview

speed commerce
NASDAQ: SPDC

speed commerce

E-commerce Services & Fulfillment	Distribution
▶ E-commerce platform development ▶ Hosting & managed services ▶ Order & inventory management ▶ Pick, pack & ship ▶ 24/7 customer care (calls, emails, chat) ▶ Returns processing ▶ Providing data & tools to manage data for customers (Speed Order) ▶ Value added services	▶ Putting the ***right*** products in the ***right*** stores ▶ Pick, pack & ship ▶ Order & return processing ▶ Vendor managed & consignment inventory ▶ Category management ▶ Marketing & production support ▶ Value added services

One-Stop Shop for Customers & Partners Across Multiple B2B & B2C Go-to-Market Channels

E-commerce & Fulfillment Services

speed commerce
NASDAQ: SPDC

- We develop & operate proprietary e-commerce websites & offer third-party logistics (3PL) services on behalf of our partners



dressbarn
misses
women's
petites
shoes
jewelry
accessories
sale
fall in LOVE with fall
MISSES
WOMEN'S
metroPCS
Why MetroPCS
Phones & More
Plans & Services
MetroMarket
Manage & Pay
LIMITED TIME ONLY!
Instant Joy
Save up to $200
on 4G LTE phones.
SHOP SALE PHONES

- **Gross margin is ~2x our distribution business**

E-commerce & Fulfillment Revenue[1]



$1.0M
$7.8M
$54.7M
$93.5M
FY-11
FY-12
FY-13
TTM Q2 FY-14

Select Customers

EXCHANGE, Yankee Candle company, Caché, avenue, dressbarn, Warby Parker eyewear, metroPCS Unlimit Yourself., Justice, H-E-B, Spencer's

Note: Fiscal year ends Mar 31.

1) SpeedFC acquisition closed in November 2012.

Distribution Services

- **Largest distributor of consumer software in the U.S. & Canada, supplying 30,000+ retail locations**
- Three technologically advanced distribution centers (Dallas, Columbus & Toronto)
- **Offsetting gradual decline in mature software market with fast growing CE&A end-market**
  - Added 200+ new vendors in past 2 years
  - Expanded channel into major cellular carrier stores (e.g. AT&T)
- Our scale enables our vendors – many of whom are small & mid-sized – to gain shelf space at leading retailers

Distribution Services Revenue[1]


$31M
$389M
$78M
$347M
$103M
$320M
$115M
$295M
FY-11
FY-12
FY-13
TTM Q2 FY-14
CE&A
Computer Software

Select Customers

at&t, amazon.com, Target, Apple, Best Buy, Costco Wholesale, Sam's Club, Bed Bath & Beyond, Walmart, OfficeMax, Walgreens, Toys R Us, RadioShack

Select Vendors

Square, McAfee, Otter, Pebble, Kaspersky, Venom, Philips, Withings, webroot, Turtle Beach

Note: Fiscal year ends Mar 31.

1) Excludes video game and home video end markets.

Major Brands Rely On Us To Reach & Serve Their Customers

Justice
avenue WOMEN'S FASHION SIZE 14 & UP
YANKEE CANDLE company
EXCHANGE ARMY & AIR FORCE EXCHANGE SERVICE
metroPCS Unlimit Yourself.
CACHÉ
amazon.com
LONDON DRUGS
COSTCO WHOLESALE
BJ's WHOLESALE CLUB
BEST BUY
TARGET
STAPLES that was easy.
ELECTRONICS Fry's
RadioShack
Sam's CLUB
Indigo Enrich your life
Walmart Save money. Live better.
TigerDirect.com
Office DEPOT
OfficeMax WORK WITH US
GameStop

Competitive Landscape

speed commerce
NASDAQ: SPDC


Retail Distribution
brightstar
spa, inc.
COKeM INTERNATIONAL LTD.
D&H
SUPERIOR COMMUNICATIONS
Tech Data
INGRAM MICRO
PETRA "Your Accessory Source"
Fulfillment/Call Center
fiftyone
FillTek
FIFTH GEAR
INGRAM MICRO
Innotrac
GENCO ATC
ups
PENSKE
KUEHNE+NAGEL
QuietLogistics
INTERSHOP The E-Commerce Company
Full Service
speed commerce
gsi commerce
amazon.com
PFSweb
E-Commerce Platforms
ModusLink The Power of Global Precision
Magento Open Source eCommerce
demandware
venda
hybris
marketlive
micros
IBM WebSphere.
F R Y

- We compete with very few full service providers
- We provide more flexible & customized, single source, end-to-end solutions & services

Where We Are Going

speed commerce NASDAQ: SPDC

Objective	FY-14 Targets[1]	Status
1) Integrate Speed Commerce & SpeedFC operating costs	Facility & personnel changes completed by Q2 FY-14, equating to expected savings of $300-$400K/month	✓
2) Build for future growth	▪ Build-out Columbus facility & install sortation equipment ▪ Expansion of Canadian distribution center ▪ Expansion of Mexico facility for programmers & clerical	✓
3) Maximize organic growth in key segments & markets	▪ E-commerce & fulfillment ▪ CE&A ▪ Canada	✓
4) Diversify revenue streams	Net sales from software products were 77% of revenues in FY-11 (anticipated to be <50% in FY-14)	~53% in Q2 FY-14
5) Prudent management of cash with continued focus on cost reductions	Fund additional growth opportunities & potential synergistic e-commerce acquisitions	**Operating Expenses[2]** YTD Q2 FY-14: $22.2M YTD Q2 FY-13: $21.3M

FY-14 Outlook[3]:

Expect to grow FY-14 Adj. EBITDA to $19M - $21M, up 69% - 87% from $11.3M in FY-13

1) Fiscal year ends Mar 31.
2) Based on Non-GAAP. Adjustments include transaction & transition costs, restructuring & other charges, goodwill & intangibles impairment, & facility costs.
3) Guidance reaffirmed & effective only on Nov 5, 2013.

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Capture & Grow E-commerce Customers	Expand Within Fast Growing CE&A Segment	Continue to Expand in Canada	Increase Market Share in Software

Grow Existing Customers (Example)

Justice

Our top 10 customers have grown sales +25% YTD[1]

- Acquired Justice as client in 2001 to provide fulfillment & call center services
- In 2001-2002, developed order management capabilities to support large catalog business (40+ million catalogs mailed annually)
- Began providing e-commerce platform services in 2005
- Migrated to Speed Commerce's SARA (Oracle Commerce) platform in 2013
- Supported its growth to 20x initial sales levels

Win New Customers (Example)

EXCHANGE

- Acquired Army Air Force Exchange as a client in 2013 to provide e-commerce platform services, order management, fulfillment & contact center services **(end-to-end)**
- Utilizing Speed Commerce's SARA (Oracle Commerce) platform for front-end multi-site capabilities
- Highly competitive RFP process to win the account – 5 year contract
- Aggressive growth plan to double business in 5 years

1) As of September 30, 2013.

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Capture & Grow E-commerce Customers	**Expand Within Fast Growing CE&A Segment**	Continue to Expand in Canada	Increase Market Share in Software

- **Key categories:** cases, headphones, health & fitness, apparel accessories
- Deep retail relationships across multiple categories
- Strong relationships with top brands
- Understanding our customers' customers
- Our top 10 vendors have experienced double-digit revenue growth
- Q2 FY-14 revenue of $27.4M (+75%); YTD revenue of 48.8M (+34%)[1]



CE&A Revenue
$31M
$78M
$103M
$115M
FY-11
FY-12
FY-13
TTM Q2 FY-14



Distribution Revenue[2]
Software
CE&A
100%
80%
60%
40%
20%
0%
93%
7%
82%
18%
76%
24%
72%
28%
FY-11
FY-12
FY-13
TTM Q2 FY-14

Note: Fiscal year ends Mar 31.
1) Through the fiscal second quarter ended September 30, 2013.
2) Excludes video games and home video.

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Capture & Grow E-commerce Customers	Expand Within Fast Growing CE&A Segment	**Continue to Expand in Canada**	Increase Market Share in Software

- Revenue up 45% to $82M in FY-13
- Excluding video game distribution, revenue up 12% to $31M YTD[1]
- Strong relationships with large Canadian retailers
  - Leverage existing relationships with their U.S. counterparts
  - Initially penetrated via software channel & expanded quickly into CE&A
- Toronto warehouse expanded Sept 2013
  - Added capability to ship e-commerce products (e.g. currently shipping to Apple)
- Began shipping Target Canada in Dec 2012
  - Target will have 100+ stores by Dec 2013
- Several new retail initiatives in FY-14 (Indigo, Target, Costco)

Canadian Revenue



$42M
$56M
$82M
$84M
FY-11
FY-12
FY-13
TTM Q2 FY-14

Tier 1 Customer Base

London Drugs, Apple, Indigo (Enrich your life), Best Buy, Walmart, Future Shop, Staples, Target

Note: Fiscal year ends Mar 31. Canada revenue is referred to as "International" revenue in SEC filings.
1) Through the fiscal second quarter ended September 30, 2013.

Multiple Avenues for Growth

speed commerce NASDAQ: SPDC

Capture & Grow E-commerce Customers	Expand Within Fast Growing CE&A Segment	Continue to Expand in Canada	Increase Market Share in Software

- **We are the largest distributor of consumer software in the U.S. & Canada**
- Continued successful management of software revenue decline
- Drivers of market share gains:
  - Strong market share gains in Canada
  - Implementation of PC attach programs
  - Partnering with vendors & retailers to develop aggressive promotional plans
  - Focus on utility/security space (slower decline)
- Expansion of electronic software download
- Positioned as "Omni-Channel" distributor & deliver goods any way customer wants


Quarter-over Quarter Revenue
$ in millions
$63.2
$53.9
$79.1
$62.8
$104.4
$107.6
$88.4
$70.4
2013
2014
Fiscal Q1
2013
2014
Fiscal Q2
2012
2013
Fiscal Q3
2012
2013
Fiscal Q4

Note: Fiscal year ends Mar 31.

speed commerce

Key Financials

Key Stats: SPDC (NASDAQ)

speed commerce NASDAQ: SPDC

Trading Data (@ November 5, 2013)

Stock Price	**$3.61**
52 Week Low/High	$1.56/3.92
Avg. Daily Vol. (100 day)	244,037
Shares Outstanding	64.8M
Public Float, est.	66%
Institutional Holdings	25%
Insider Holdings	27%

Valuation Measures

Market Cap	**$233.9M**
Enterprise Value	$262.8M
EV/Revenue *(ttm)*	0.5X
EV/EBITDA *(ttm)*	17.2x

Financial Highlights (@ September 30, 2013)

Revenues (ttm)	**$506.6M**
Adj. EBITDA *(ttm)*	$15.3M
Diluted EPS *(ttm)*	$(0.39)
Cash & Equivalents *(mrq)*	$0M
Total Assets *(mrq)*	$226.6M
Total Debt *(mrq)*	$29.0M
Total Liabilities *(mrq)*	$178.4M
Total Equity *(mrq)*	$48.2M



SPDC Daily
11/05/13
4.0
3.5
3.0
2.5
2.0
1.5
Volume
©BigCharts.com
6
4
2
0
Millions
Dec 13 Feb Mar Apr May Jun Jul Aug Sep Oct

Annual Net Sales & Adj. EBITDA[1,3]
($ Millions)



Net Sales
Adj. EBITDA
$432.0
$7.7
$477.6
$11.3
$535 - $565
$19 - $21
FY-12²
FY-13²
FY-14E

1) Guidance reaffirmed & effective only on Nov 5, 2013. Fiscal year ends Mar 31.
2) Excludes net sales of home video & video game distribution.
3) Please see appendix for use of non-GAAP information.

Well Positioned for Growth in CE&A and E-commerce – Fiscal Year Results

speed commerce
NASDAQ: SPDC

Gradual decline in mature software market offset by high-growth categories of CE&A & e-commerce & fulfillment



Software
8% Decline
$347M
$320M
FY-12
FY-13
CE&A
32% Growth
$78M
$103M
FY-12
FY-13
E-commerce & Fulfillment
603% Growth
$8M
$55M
FY-12
FY-13

Note: Fiscal year ends Mar 31.

Well Positioned for Growth in CE&A and E-commerce – YTD Results

Gradual decline in mature software market offset by high-growth categories of CE&A & e-commerce & fulfillment


Software
18% Decline
$142M
$117M
YTD @ Q2 FY-13
YTD @ Q2 FY-14
CE&A
34% Growth
$37M
$49M
YTD @ Q2 FY-13
YTD @ Q2 FY-14
E-commerce & Fulfillment
329% Growth
$12M
$51M
YTD @ Q2 FY-13
YTD @ Q2 FY-14

Note: Fiscal year ends Mar 31.

Strong Cash Flow Generation

speed commerce
NASDAQ: SPDC

Adjusted EBITDA[1]


$7.7M
$11.3M
$15.3M
FY-12
FY-13
TTM Q2 FY-14

Capital Expenditures


$0.8M
$3.8M
$8.4M
FY-12
FY-13
TTM Q2 FY-14

Note: Fiscal year ends Mar 31.

1) Please see appendix for use of non-GAAP information.

Operating Expense Trends

speed commerce
NASDAQ: SPDC

- **We significantly reduced operating expenses despite the acquisition of SpeedFC** (acquired Nov 2012)
- Adjusted OpEx as a percentage of revenue continues to improve[1]:
  - YTD @ Q2 FY-12: 12.7%
  - YTD @ Q2 FY-13: 10.9%
  - YTD @ Q2 FY-14: 10.2%
- Reduction of annualized OpEx from $63M in Q3 FY-11 to $46.4M in Q2 FY-14
- Consistent focus on OpEx reductions:
  - Initial 2011 plan resulted in approximately $6M in annual savings
  - Additional savings realized from SpeedFC acquisition
  - Minnesota distribution center rationalized
  - Certain employee positions relocated to Mexico

Non-GAAP Operating Expenses[2]



$59M
$51M
$46M
FY-11
FY-12
FY-13

Note: Fiscal year ends Mar 31.

1) Through the fiscal second quarter ended September 30.
2) Adjustments include transaction & transition costs, restructuring and other charges, goodwill and intangibles impairment and facility costs.

Selected Financial Performance from Ongoing Business

speed commerce
NASDAQ: SPDC

	12-Months Ended		
	Sep 2012	Sep 2013	*Change*
Net Sales[1]	**$439.1M**	**$503.2M**	***15%***
Distribution[1]	$422.3M	$409.7M	*(3%)*
E-Commerce & Fulfillment Services	$16.8M	$93.5M	*457%*
Operating Expenses	**$59.8M**	**$55.8M**	***(7%)***
Adjusted EBITDA[2]	**$8.5M**	**$15.3M**	***80%***

1) Excludes net sales of home video & video game distribution.
2) Please see appendix for use of non-GAAP information.

Strong Balance Sheet

speed commerce
NASDAQ: SPDC

- Growth-oriented balance sheet
  - $50M revolving credit facility (LIBOR +2.75%[1])
  - **On Oct 1, 2013, closed a public offering for 8.0M shares at $3.00 for net proceeds of $21.8M**

($ in millions)

Assets	**9/30/2012**	**3/31/2013**	**9/30/2013**
Cash	$0	$0	$0
Accounts Receivable	66	83	93
Inventory	35	34	52
PP&E, net	6	14	17
Goodwill & Intangibles	1	54	53
Other	30	10	9
Total Assets	**$138**	**$196**	**$227**
Liabilities			
Accounts Payable[2]	$91	$107	$135
Revolving Line of Credit	0	24	29
Other	7	11	14
Total Liabilities	**$98**	**$143**	**$178**
Shareholders' Equity	**$40**	**$54**	**$48**

Note: All $ in millions.

1) Speed Commerce also has the option to make interest payments at the bank's base rate (as defined in Credit Facility) plus 1.75%.

2) Accounts payable includes checks written in excess of cash balances.

Fiscal 2014 Outlook[1]

speed commerce NASDAQ: SPDC

- **FY14 Net Sales**
  - **$535M - $565M**
  - 10%-16% growth vs. FY13
- **FY14 Adjusted EBITDA[3]**
  - **$19M - $21M**
  - 69%-87% growth vs. FY13



Annual Net Sales & Adj. EBITDA[1,3]
($ Millions)
Net Sales
Adj. EBITDA
$432
$7.7
$478
$11.3
$535 - $565
$19 - $21
FY-12[2]
FY-13[2]
FY-14E[1]

1) Guidance reaffirmed & effective only on Nov 5, 2013. Fiscal year ends Mar 31.
2) Excludes net sales of home video & video game distribution.
3) Please see appendix for use of non-GAAP information.

Key Takeaways

speed commerce NASDAQ: SPDC

- **Speed offers a single-source solution** to a large & growing e-commerce market
- Superior technology & infrastructure creates significant **barriers to entry**
- **Long-established relationships** with the world's largest retailers & fast-growing e-commerce companies
- Track record of successfully identifying & integrating **accretive acquisitions**
- **Revenue & cash flow growth,** expanding margins & increasing profitability
- YTD revenue up 13% to $216M & EBITDA up 147% to $7M[4]

Annual Net Sales & Adj. EBITDA[1,3]
($ Millions)



Net Sales
Adj. EBITDA
$432
$7.7
$478
$11.3
$535 - $565
$19 - $21
FY-12²
FY-13²
FY-14E

1) Guidance reaffirmed & effective only on Nov 5, 2013. Fiscal year ends Mar 31.
2) Excludes net sales of home video & video game distribution.
3) Please see appendix for use of non-GAAP information.
4) Through the fiscal second quarter ended September 30, 2013.

APPENDIX

Speed Commerce's Seasoned Leadership

speed commerce NASDAQ: SPDC

Richard Willis
CEO & President
- Appointed CEO in Sep 2011
- Member of Board of Directors
- Significant track record of successfully leading businesses in diverse markets
- CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports

Terry Tuttle
CFO
- Appointed CFO in Jun 2013
- Ten-year partner of accounting firm Weston & Tuttle
- Former COO of Troll Comm.
- CFO: Bell Sports, McMullen Argus

Jeff Zisk
Pres. of E-Commerce
- Founded predecessor to Speed Commerce in 2000
- +25 years experience in fulfillment, distribution & retail industries
- CEO: Entertainment Foods, Inc. & AMWC, Inc.

Ward Thomas
Pres. of Distribution
- President of Business Services since Aug 2010
- President of Encore since Oct 2011
- Executive sales & management experience at Trend Micro & FUNimation Entertainment

Jyoti Lynch
CIO
- Joined Speed Commerce in Sep 2011, appointed CIO in Oct 2013
- +20 years of business facing IT leadership experience
- Former IT leader at Blockbuster and ABB

Ryan Urness
General Counsel & Secretary
- Joined Speed Commerce in Jan 2003
- Oversees investor relations & human resources
- Former head of intellectual property practice at Winthrop & Weinstine P.A.

Speed Commerce team capable of leveraging deep e-commerce & operations expertise to drive results.

Use of Non-GAAP Information

speed commerce NASDAQ: SPDC

The company provides non-GAAP pro forma and adjusted information and references to "pro forma" and "adjusted" information are references to non-GAAP measures. The company provides such non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company's management evaluates and makes decisions primarily based upon these non-GAAP financial metrics. For each such non-GAAP financial measure, the adjustment or pro forma information provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical adjusted and pro forma non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled "Appendix."

Business Segment Information & Net Sales by Geographic Region & Sales Channel

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.
Business Segment Information and Net Sales by Geographic Region and Sales Channel
(In thousands)
(Unaudited)

	Three Months Ended September 30,			
	2013	%	2012	%
Net sales:				
Distribution				
Software	$ 62,797	52.8%	$ 79,076	75.9%
Consumer electronics and accessories	27,395	23.0%	15,653	15.0%
Video games	256	0.2%	2,117	2.0%
	90,448	76.0%	96,846	93.0%
E-commerce and fulfillment services	28,562	24.0%	7,286	7.0%
Net sales as reported	$ 119,010		$ 104,132	
Operating income (loss)				
Distribution	$ (4,230)		$ 106	
E-commerce and fulfillment services	1,937		680	
Consolidated operating income (loss)	$ (2,293)		$ 786	
Net Sales by Geographic Region				
United States	$ 102,612		$ 87,477	
Canada	16,398		16,655	
Net Sales as reported	$ 119,010		$ 104,132	
Net Sales by Sales Channel				
Retail	$ 77,958		$ 84,563	
E-commerce	41,052		19,569	
Net Sales as reported	$ 119,010		$ 104,132	

Business Segment Information & Net Sales by Geographic Region & Sales Channel (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Business Segment Information and Net Sales by Geographic Region and Sales Channel
(In thousands)
(Unaudited)

	Six Months Ended September 30,			
	2013	%	2012	%
Net sales:				
Distribution				
Software	$ 116,706	53.8%	$ 142,264	72.8%
Consumer electronics				
and accessories	48,801	22.5%	36,500	18.7%
Video games	657	0.3%	4,856	2.5%
	166,164	76.7%	183,620	94.0%
E-commerce and fulfillment services	50,578	23.3%	11,784	6.0%
Net sales as reported	$ 216,742		$ 195,404	
Operating income (loss)				
Distribution	$ (9,711)		$ (478)	
E-commerce and fulfillment services	3,959		770	
Consolidated operating income (loss)	$ (5,752)		$ 292	
Net Sales by Geographic Region				
United States	$ 185,876		$ 166,602	
Canada	30,866		28,802	
Net Sales as reported	$ 216,742		$ 195,404	
Net Sales by Sales Channel				
Retail	$ 142,837		$ 159,725	
E-commerce	73,905		35,679	
Net Sales as reported	$ 216,742		$ 195,404	

Business Segment Information & Net Sales by Geographic Region & Sales Channel (cont'd)

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.

Business Segment Information and Net Sales by Geographic Region and Sales Channel

(In thousands)

(Unaudited)

	Trailing Twelve Months Ended September 30,			
Net Sales:	2013	%	2012	%
Distribution				
Software	294,780	58.2%	335,016	71.9%
Consumer electronics and accessories	114,986	22.7%	87,265	18.7%
Video games	3,402	0.7%	20,338	4.4%
Home Video	-		6,180	1.3%
	413,168	81.6%	448,799	96.4%
E-commerce and fulfillment services	93,465	18.4%	16,845	3.6%
Net Sales as reported	506,633		465,644	
Operating income (loss)				
Distibution	(11,718)		(20,206)	
E-commerce and fulfillment services	7,653		375	
Consolidated operating income (loss)	(4,065)		(19,831)	
Net Sales by Geographic Region				
United States	422,941		400,266	
Canada	83,692		65,378	
Net Sales as reported	506,633		465,644	
Net Sales by Sales Channel				
Retail	350,129		383,274	
E-commerce	156,504		82,370	
Net Sales as reported	506,633		465,644	

Reconciliation of Pro Forma to GAAP

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.
Adjusted Pro Forma (Loss) Before Income Tax
(In thousands)
(Unaudited)

	GAAP Information Three Months Ended September 30,				Adjusted Pro Forma Information Three Months Ended September 30,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales	$119,010		$104,132		$119,010		$104,132	
Gross profit (1)	12,353	10.4%	12,047	11.6%	13,814	11.6%	12,047	11.6%
Operating expenses (2)	14,646	12.3%	11,261	10.8%	11,672	9.8%	10,867	10.4%
Income (loss) from operations	(2,293)		786		2,142		1,180	
Other (expense), net	(398)		(24)		(398)		(24)	
Income (loss) before income tax	$ (2,691)		$ 762		$ 1,744		$ 1,156	

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 1,461	$ -
Total adjustments	$ 1,461	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ 2,974	$ 394
Total adjustments	$ 2,974	$ 394

Reconciliation of Pro Forma to GAAP (cont'd)

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.
Adjusted Pro Forma (Loss) Before Income Tax
(In thousands)
(Unaudited)

	GAAP Information Six Months Ended September 30,				Adjusted Pro Forma Information Six Months Ended September 30,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales	$216,742		$195,404		$216,742		$195,404	
Gross profit (1)	22,623	10.4%	22,023	11.3%	24,509	11.3%	22,023	11.3%
Operating expenses (2)	28,375	13.1%	21,731	11.1%	22,210	10.2%	21,337	10.9%
Income (loss) from operations	(5,752)		292		2,299		686	
Other (expense), net	(756)		(360)		(756)		(360)	
Income (loss) before income tax	$ (6,508)		$ (68)		$ 1,543		$ 326	

	Three Months Ended September 30, 2013	2012
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 1,886	$ -
Total adjustments	$ 1,886	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ 6,165	$ 394
Total adjustments	$ 6,165	$ 394

Reconciliation of Pro Forma to GAAP (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Adjusted Pro Forma (Loss) Before Income Tax
(In thousands)
(Unaudited)

	GAAP Information				Adjusted Pro Forma Information			
	Trailing Twelve Months Ended September 30,				Trailing Twelve Months Ended September 30,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales (1)	506,633		465,644		506,633		466,114	
Gross profit (2)	51,776	10.2%	39,986	8.6%	53,498	10.6%	50,372	10.8%
Operating expenses (3)	55,841	11.0%	59,817	12.8%	46,383	9.2%	46,230	9.9%
Income (loss) from operations	(4,065)		(19,831)		7,115		4,142	
Other (expense), net (4)	(2,338)		(874)		(2,338)		(752)	
Income (loss) before income tax	(6,403)		(20,705)		4,777		3,390	

	Trailing Twelve Months Ended September 30,	
	2013	2012
(1) Pro forma adjustments to net sales consist of the following:		
Customer Credit	-	470
Total adjustments	-	470
(2) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	1,722	2
Inventory write-downs	-	2,619
Prepaid royalties impairment	-	6,057
Software development impairment	-	1,238
Total adjustments	1,722	9,916
(3) Pro forma adustments to operating expenses consist of the following:		
Transaction and transition costs	9,458	4,750
Facility costs	-	2,841
Goodwill and intangible	-	5,996
Total adjustments	9,458	13,587
(4) Pro forma adustments to other expenses consist of the following:		
Loss on Asset Disposal	-	122
Total adjustments	-	122

Adjusted EBITDA Reconciliation

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.
Reconciliation of Net Loss to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months September 30,	
	2013	2012
Net loss, as reported	$ (2,722)	$ 488
Interest expense, net	422	166
Income tax expense (benefit)	31	274
Depreciation and amortization	2,004	813
Foreign translation loss (gain)	(26)	(137)
Share-based compensation	208	237
Transaction and transition costs	4,435	394
Adjusted EBITDA	$ 4,352	$ 2,235

	Six Months September 30,	
	2013	2012
Net loss, as reported	$ (6,573)	$ (83)
Interest expense, net	802	261
Income tax expense (benefit)	65	15
Depreciation and amortization	4,031	1,627
Foreign translation loss (gain)	(38)	105
Share-based compensation	514	460
Transaction and transition costs	8,051	394
Adjusted EBITDA	$ 6,852	$ 2,779

Adjusted EBITDA Reconciliation (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Adjusted Pro Forma (Loss) Before Income Tax
(In thousands)
(Unaudited)

	Trailing Twelve Months ended September 30,	
	2013	2012
Net loss, as reported	(18,287)	(32,507)
Interest expense, net	1,561	648
Income tax expense (benefit)	11,884	11,802
Depreciation and amortization	7,281	3,352
Foreign translation loss (gain)	668	107
Share-based compensation	1,037	977
Restructure/Transaction and transition costs	11,181	24,095
Adjusted EBITDA	15,325	8,474